     MORGAN STANLEY INSTITUTIONAL FUND TRUST - U.S. MID CAP VALUE PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       APRIL 1, 2007 - SEPTEMBER 30, 2007

                                                   AMOUNT OF    % OF      % OF
                                     OFFERING       TOTAL       SHARES    OFFERING    FUNDS
  SECURITY      PURCHASE/   SIZE OF  PRICE OF     AMOUNT OF    PURCHASED  PURCHASED   TOTAL                 PURCHASED
  PURCHASED    TRADE DATE  OFFERING   SHARES       OFFERING     BY FUND   BY FUND    ASSETS     BROKERS        FROM
---------------------------------------------------------------------------------------------------------------------

                                                                                                Morgan
                                                                                              Stanley &
                                                                                               Co Inc.,
                                                                                                Keefe
                                                                                              Bruyette &
   People's     04/11/07       --     $20.00   $2,164,830,000    47,300      0.04%    0.60%    Woods,        Lehman
    United                                                                                      Lehman      Brothers
   Financial                                                                                  Brothers,
                                                                                             Ryan Beck &
                                                                                                 Co.,
                                                                                               Sandler
                                                                                               O'Neil &
                                                                                               Partners

                                                                                                Morgan
                                                                                               Stanley,
                                                                                               Goldman,
                                                                                               Sachs &
                                                                                             Co., Lehman
                                                                                              Brothers,
                                                                                              JPMorgan,
                                                                                                Credit
                                                                                             Suisse, UBS
                                                                                              Investment
                                                                                                Bank,
                                                                                               Pacific
                                                                                                Crest
                                                                                              Securities
                                                                                             Inc., Piper
                                                                                              Jaffray &
                                                                                             Co., Stifel
                                                                                              Nicolaus &
                                                                                               Company
                                                                                             Incorporated,
                                                                                                Morgan
                                                                                              Stanley &
                                                                                                 Co.
                                                                                             Incorporated,  Goldman
    Orbitz      07/19/07       --     $15.00    $510,000,000    109,900       1.27%   3.61%    JPMorgan     Sachs &
Worldwide Inc.                                                                                Securities    Company
                                                                                                Inc.,
                                                                                                Credit
                                                                                                Suisse
                                                                                              Securities
                                                                                             (USA) LLC,
                                                                                                 UBS
                                                                                              Securities
                                                                                             LLC, Thomas
                                                                                                Weisel
                                                                                               Partners
                                                                                                 LLC,
                                                                                              Blaylock &
                                                                                               Company,
                                                                                                Inc.,
                                                                                               Jackson
                                                                                             Securities,
                                                                                             LLC, Muriel
                                                                                              Siebert &
                                                                                              Co., Inc.
                                                                                                 The
                                                                                               Williams
                                                                                               Capital
                                                                                             Group, L.P.